---------------------------------
[GRAPHIC OMITTED] PROXY FACT SHEET             MEETING DATE:  April 17th
                                                  MAIL DATE:  March 23rd
                                                RECORD DATE:  February 13th

ANNUAL MEETING OF SHAREHOLDERS                 INBOUND LINE: 1-800-761-6707
                                              FUND'S NUMBER: 1-800-988-5891
                                            ---------------------------------
FIRST TRUST STRATEGIC HIGH
INCOME FUND
________________________________________________________________________________

SPECIAL NOTE: THE ABOVE FUND IS MAILING AS PART OF JOINT PROXY STATEMENT WHICH ALSO INCLUDES THE ANNUAL MEETINGS OF THE FOLLOWING FUNDS:

                     First Trust Value Line 100 Fund
                      Energy Income and Growth Fund
         First Trust/Fiduciary Asset Management Covered Call Fund
           First Trust/Aberdeen Global Opportunity Income Fund
                  First Trust/FIDAC Mortgage Income Fund

All 6 funds are voting on the election of trustees, but ONLY STRATEGIC HIGH INCOME FUND IS VOTING ON A NEW SUB-ADVISORY AGREEMENT.

Our inbound line is in the proxy statement, but we only have the data in our system for Strategic High Income Fund. If a shareholder calls in to vote on the other funds, please direct him or her to the voting instructions found on their proxy card.

________________________________________________________________________________

WHAT IS THIS REGARDING?

Joint annual meetings of the above closed-end funds have been scheduled for April 17th, 2006. In addition to the ELECTION OF TRUSTEES OF EACH FUND, STRATEGIC HIGH INCOME FUND IS VOTING ON A PROPOSED NEW SUB-ADVISORY AGREEMENT.


WHO ARE THE TRUSTEES PROPOSED FOR ELECTION?

The following 4 trustees are proposed for election for each of the funds:
James A. Bowen, Richard E. Erickson, Thomas R. Kadlec and Niel B. Nielson


WHY IS A NEW SUB-ADVISORY AGREEMENT BEING PROPOSED FOR STRATEGIC HIGH
INCOME FUND?

The Fund's sub-advisor, Hilliard Lyons Asset Management entered into an agreement with Valhalla, LLC. which provided for, among other things, the rights with respect to the sub-advisory agreement for Strategic High Income Fund. Therefore, per SEC rules, shareholders must approve the board's proposed new sub-advisory agreement with Valhalla.


IF APPROVED, WHAT WILL CHANGE?

THERE WILL BE NO CHANGE IN THE FEES PAID BY FIRST TRUST TO THE NEW SUB-ADVISOR, VALLHALA.

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                    FIRST TRUST FACT SHEET - CONTINUED

In addition, the trustees have considered the nature, extent and quality of services to be provided by Valhalla and noted that THE PORTFOLIO MANAGERS CURRENTLY MANAGING THE FUND'S PORTFOLIO WOULD REMAIN AS THE FUND'S PORTFOLIO MANAGERS AFTER THE PROPOSED TRANSACTION. The portfolio managers are: Kenneth L. Mathis, Justin L. Ventura and Raymond P. Mercherle, III. They are all currently employees of both Valhalla and Hilliard Lyons Asset Mangement


HOW DOES THE BOARD RECOMMEND THAT I VOTE?

After careful consideration, THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR BOTH PROPOSALS.

_______________________________________________________________________________

                              TICKER SYMBOLS

      FUND NAME                                                   TICKER SYMBOL
      --------------------------------------------------------    -------------
      First Trust Strategic High Income Fund                           FHI
      First Trust/FIDAC Mortgage Income Fund                           FMY
      First Trust/Aberdeen Global Opportunity Income Fund              FAM
      First Trust/Fiduciary Asset Management Covered Call Fund         FFA
      Energy Income And Growth Fund                                    FEN
      First Trust Value Line(R) 100 Fund                               FVL


The following table indicates which shareholders are solicited with respect to each proposal:

                                                                PROPOSAL 2:
                                            PROPOSAL 1:       APPROVAL OF NEW
                                           ELECTION OF         SUB-ADVISORY
FUND                                         TRUSTEES            AGREEMENT

First Trust Value Line(R) 100 Fund               X
Energy Income and Growth Fund                    X
First Trust/Fiduciary Asset Management
    Covered Call Fund                            X
First Trust/Aberdeen Global Opportunity
    Income Fund                                  X
First Trust/FIDAC Mortgage Income Fund           X
First Trust Strategic High Income Fund           X                    X



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THE ALTMAN GROUP [LOGO OMITTED]                                                              FIRST TRUST STRATEGIC HIGH INCOME FUND


Good (Morning, afternoon, evening) can I please speak with (Mr./Ms.) ____________? Hello my name is (Full Name) and I am calling on behalf of your current investment with the First Trust Strategic High Income Fund. I wanted to confirm that you have received the proxy material for the Special Meeting of Shareholders scheduled to take place on April 17, 20065. Have you received the proxy information?

              YES                                                                                          NO
               |                                                                                           |
               |                                                                                           |
Great. As a convenience to you,                                                          Sorry to hear that.  I can have
I can go ahead and record                   If you would like I can review the           another package sent
your voting instructions over               meeting agenda with you right now and        out to you
the phone if you would like.                would be happy to answer any questions
                                            you may have. Would you like to do so?       (Mr./Ms.) __________ To insure that we have
                                              ^                                          your correct address, may I please have
 YES                  NO---------------       |                                          your city, state and zip code.
  |                                   |       |          YES           NO
  |                                   |       |           |             |                Okay, thank you. You will receive the
Your Board of Directors is            |       |           |             |                material shortly.
recommending a vote in favor,         |       |           |             |                                   |
would you like to vote along  <---------------|-----REVIEW PROPOSALS    |                                   |
with the recommendations of           |       |                         |                                   |
your board?                           |       |                         |                                   |
                                      |       |                         |                                   |
                                      |       |                         |                                   |
 YES            NO ----------------------> Don't Know the proposals     |                                   |
  |             |  \                  |                                 |                                   |
  |             |   \                 |                                 |                                   |
  |           Manual \                |                                 |                                   |
  |            Vote   \               |                                 |               Once you receive the material you
  |           Entry    \              |                                 |               can contact us to answer any
  |             |       \             |                                 |               questions you may have and also
  |             |        \            |                                 |               issue your vote right over the
  |             |         \ ----------|->Don't wish to vote today...    |               phone should you wish. If you
  |             |                     |       |                         |               have a pen or pencil handy I'll
  |             |                     |       |                         |               leave you our toll free number.
  |             |                     |       |                         |
  |             |                     |       |                         |               That number is 1-800-761-6707.
  |             |                     |       |                         |                                   |
Thank you, I am recording             |       |                         |                                   |
your ______ vote. For                 |       |                         |                                   |
confirmation purposes,             When you have a few moments, please review                               |
may I please have your             the proxy material and vote your                                         |
city, state and zip code?          shares by either contacting us                                           |
                                   directly toll-free at 1-800-761-6707                                     |
Thank you. You will receive        or by signing the proxy card enclosed                                    |
a written confirmation of          with the material.               \                                       |
your voting instructions                                             \                                      |
in the mail.     |                                                    \                                     |
                 |                                                     \                                    |
                 |                                                   (Mr./Ms) _____Your vote is very important and your time is
                 |------------------------------------------------>  greatly appreciated. Thank you and have a nice (morning, afternoon, evening).

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